Filed Pursuant to Rule 497(e)
                                                 File No. 33-8708



          MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND

             Supplement dated January 7, 1997 to the
               Prospectus dated February 26, 1996


     CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL
HAVE THE MEANING ASCRIBED TO THEM IN THE FUND'S PROSPECTUS.

     As described in a Supplement dated December 5, 1996 to the Fund's Prospectus, certain proposals for the reorganization of the Fund were to be submitted for approval of the Fund's shareholders at an adjournment of a meeting of shareholders scheduled to be held on December 23, 1996, with the proposals to be implemented, if approved by the shareholders, on or about December 31, 1996. Due to the lack of the requisite vote to approve certain matters at the shareholders' meeting on December 23, 1996, the meeting has been adjourned to January 27, 1997. Accordingly, implementation of the proposals will not occur on or about December 31, 1996 but may occur, if approved by shareholders, on or about January 31, 1997.